Other liabilities	12 Months Ended
Dec. 31, 2023
Other liabilities [Abstract]
Other liabilities [Text Block]

22Other liabilities

Accounting policies

Other liabilities are initially measured at fair value and subsequently at amortized cost and are derecognized when the obligation under the liability is discharged, cancelled or has expired.

The company recognizes contract liabilities if a payment is received or a payment is due (whichever is earlier) from a customer before the company transfers the related goods or services. Contract liabilities are recognized as revenue when the company performs under the contract (i.e., transfers control of the related goods or services to the customer).

Other non-current liabilities

Non-current liabilities were EUR 54 million as of December 31, 2023 (December 31, 2022: EUR 60 million).

Non-current liabilities are associated mainly with indemnification and non-current accruals.

Other current liabilities

Other current liabilities are summarized as follows:

Philips Group

Other current liabilities

in millions of EUR

	2022	2023
Accrued customer rebates	213	186
Other taxes including social security premiums	115	129
Other liabilities	120	98
Other current liabilities	448	414

Contract liabilities

Non-current contract liabilities were EUR 469 million as of December 31, 2023 (December 31, 2022: EUR 515 million) and current contract liabilities were EUR 1,809 million as of December 31, 2023 (December 31, 2022: EUR 1,696 million).

The current contract liabilities increased by EUR 113 million, which is mainly driven by an increase in deferred balances for customer service contracts.

The current contract liabilities as of December 31, 2022 resulted in revenue recognized of EUR 1,696 million in 2023.